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                                  EXHIBIT 21.1

                    SUBSIDIARIES OF LAMAR ADVERTISING COMPANY

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EXACT NAME OF REGISTRANT                                STATE OR OTHER JURISDICTION OF
AS SPECIFIED IN ITS CHARTER                             INCORPORATION OR ORGANIZATION
---------------------------                             -----------------------------
Lamar Media Corp.                                                 Delaware
American Signs, Inc.                                              Washington
Canadian TODS Limited                                             Nova Scotia, Canada
Colorado Logos, Inc.                                              Colorado
Delaware Logos, L.L.C.                                            Delaware
Florida Logos, Inc.                                               Florida
Hardin Development Corporation                                    Florida
Kansas Logos, Inc.                                                Kansas
Kentucky Logos, LLC                                               Kentucky
Lamar Advertising of Colorado Springs, Inc.                       Colorado
Lamar Advertising of Kentucky, Inc.                               Kentucky
Lamar Advertising of Michigan, Inc.                               Michigan
Lamar Advertising of South Dakota, Inc.                           South Dakota
Lamar Advertising of Youngstown, Inc.                             Delaware
Lamar Air, L.L.C.                                                 Louisiana
Lamar Electrical, Inc.                                            Louisiana
Lamar OCI North Corporation                                       Delaware
Lamar OCI South Corporation                                       Mississippi
Lamar Pensacola Transit, Inc.                                     Florida
Lamar Tennessee, L.L.C.                                           Tennessee
Lamar Texas General Partner, Inc.                                 Louisiana
Lamar Texas Limited Partnership                                   Texas
Michigan Logos, Inc.                                              Michigan
Minnesota Logos, Inc.                                             Minnesota
Missouri Logos, LLC                                               Missouri
Nebraska Logos, Inc.                                              Nebraska
Nevada Logos, Inc.                                                Nevada
New Mexico Logos, Inc.                                            New Mexico
Ohio Logos, Inc.                                                  Ohio
Outdoor Promotions West, LLC                                      Delaware
Parsons Development Company                                       Florida
Revolution Outdoor Advertising, Inc.                              Florida
South Carolina Logos, Inc.                                        South Carolina
Tennessee Logos, Inc.                                             Tennessee
Texas Logos, L.P.                                                 Texas
TLC Properties II, Inc.                                           Texas
TLC Properties, Inc.                                              Louisiana
TLC Properties, L.L.C.                                            Louisiana
Transit America Las Vegas, L.L.C.                                 Delaware
Triumph Outdoor Holdings, LLC                                     Delaware
Triumph Outdoor Louisiana, LLC                                    Delaware
Triumph Outdoor Rhode Island, LLC                                 Delaware
Utah Logos, Inc.                                                  Utah
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EXACT NAME OF REGISTRANT                                STATE OR OTHER JURISDICTION OF
AS SPECIFIED IN ITS CHARTER                             INCORPORATION OR ORGANIZATION
---------------------------                             -----------------------------
Virginia Logos, LLC                                               Virginia
The Lamar Company, L.L.C.                                         Louisiana
Lamar Advertising of Penn, LLC                                    Delaware
Lamar Advertising of Louisiana, L.L.C.                            Louisiana
Lamar Florida, Inc.                                               Florida
Lamar Advan, Inc.                                                 Pennsylvania
Lamar Advertising of Iowa, Inc.                                   Iowa
Lamar T.T.R., L.L.C.                                              Arizona
Lamar Advertising of Macon, L.L.C.                                Louisiana
Lamar Central Outdoor, Inc.                                       Delaware
Lamar Advantage GP Company, LLC                                   Delaware
Lamar Advantage LP Company, LLC                                   Delaware
Lamar Advantage Outdoor Company, L.P.                             Delaware
Lamar Advantage Holding Company                                   Delaware
Lamar Ember, Inc.                                                 Texas
Lamar Oklahoma Holding Company, Inc.                              Oklahoma
Lamar Advertising of Oklahoma, Inc.                               Oklahoma
Lamar Benches, Inc.                                               Oklahoma
Lamar I-40 West, Inc.                                             Oklahoma
Georgia Logos, L.L.C.                                             Georgia
Mississippi Logos, L.L.C.                                         Mississippi
New Jersey Logos, L.L.C.                                          New Jersey
Oklahoma Logos, L.L.C.                                            Oklahoma
Interstate Logos, L.L.C.                                          Louisiana
LC Billboard L.L.C.                                               Delaware
Lamar KYO, Inc.                                                   Mississippi
Lamar Ohio Outdoor Holding Corp.                                  Ohio
Lamar Wright Poster Corp.                                         Pennsylvania
Superior Outdoor Advertising, Inc.                                Arkansas
Custom Leasing & Realty, Inc.                                     Arkansas
Arkansas Outdoor Advertising Co., Inc.                            Arkansas
Able Outdoor, Inc.                                                North Carolina
Outdoor Marketing Systems, Inc.                                   Pennsylvania
Outdoor Marketing Systems, LLC                                    Pennsylvania
Lamar Advertising Southwest, Inc.                                 Nevada
Lamar G & H Outdoor Advertising, L.L.C.                           Oklahoma
Lamar Hardy Outdoor Advertising, Inc.                             Louisiana
Bellows Outdoor Advertising, Inc.                                 Nebraska
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